UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21110
OFI Tremont Core Strategies Hedge Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end:  March 31
Date of reporting period:  09/30/2009

Item 1.  Reports to Stockholders.
September 30, 2009 OFI Tremont Core Strategies Hedge Fund Semiannual Report

FUND INVESTMENT ALLOCATION Unaudited
Fund Investment Allocation
The Fund’s portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2009, and are based on total investments in investment funds.
4 | OFI TREMONT CORE STRATEGIES HEDGE FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees, if any; and (2) ongoing costs, including management fees; administration fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other registered investment companies.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2009.
Actual Expenses. The “actual” lines of the table provide information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the “actual” line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The “hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid During
	Account Value	Account Value	6 Months Ended
	April 1, 2009	September 30, 2009	September 30, 2009

Actual	$1,000.00	$785.30	$3.45
Hypothetical	1,000.00	1,021.66	3.05
Hypothetical assumes 5% annual return before expenses.
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, divided by 2 (to reflect the one-half year period). The annualized expense ratio for the 6-month period ended September 30, 2009 was 0.68%.
The expense ratio reflects contractual and voluntary waivers of expenses by the Fund’s Adviser. The contractual undertaking remains in effect until March 31, 2010 unless terminated by the Fund’s Board, and may, at the Advisor’s discretion, be renewed on an annual basis thereafter. The “Financial Highlights” table in the Fund’s financial statements, included in this report, also show the gross expense ratio, without such reimbursements.
5 | OFI TREMONT CORE STRATEGIES HEDGE FUND

STATEMENT OF INVESTMENTS September 30, 2009 / Unaudited

			% of
		Fair	Net		Acquisition
	Cost	Value	Assets	Liquidity[1]	Date[2]

Investments in Investment Funds
Equity Market Neutral
GSA Capital International Fund	$161,484	$128,450	0.6%	Illiquid[3]	04/08

Event Driven
Ahab Redemption Fund Ltd.	3,118,318	1,658,405	7.4	Illiquid[3]	01/09
Avenue Asia International Ltd	1,874,376	1,136,553	5.1	Illiquid[3]	01/06
Davidson Kemper International Ltd	45,185	28,565	0.1	Illiquid[3]	07/08
Oceanwood Global SRV Ltd	87,435	40,239	0.2	Illiquid[3]	04/09
Perry Partners L.P.	636,800	180,115	0.8	Illiquid[3]	02/05-03/08

Total Event Driven	5,762,114	3,043,877	13.6

Global Macro
DBGM Offshore Ltd.	439,157	468,868	2.1	Illiquid[3]	03/09
Drawbridge Global Macro Fund Ltd.	306,840	125,671	0.5	Illiquid[3]	01/08-05/08

Total Global Macro	745,997	594,539	2.6

Long/Short Equity
Hayground Cove Acquisition Strategies Fund Ltd	1,364,653	36,824	0.2	Illiquid[3]	04/08
Temujin International Fund Ltd	455,028	444,876	2.0	Quarterly[4]	05/08

Total Long/Short Equity	1,819,681	481,700	2.2

Multi Strategy
D.E. Shaw Composite International Fund	984,929	563,415	2.5	Illiquid[3]	01/06-03/08
HB Asia Holdings Ltd	45,586	40,604	0.2	Illiquid[3]	07/09
Shepherd Select Asset Ltd	916,242	696,850	3.1	Illiquid[3]	04/09
Stark Investments L.P.	762,527	302,599	1.4	Illiquid[3]	03/08

Total Multi Strategy	2,709,284	1,603,468	7.2

Total Investments in Investment Funds	$11,198,560	5,852,034	26.2

Other Assets in Excess of Liabilities		16,511,006	73.8

Net Assets		$22,363,040	100.0%

Detailed information about the Investment Funds’ portfolios is not available.

1.	Available frequency of redemptions after initial lock-up period. The Fund has placed full redemption notices for all investments in Investment Funds.

2.	Ranges represent initial through most recent month of investment purchases.

3.	The Fund has placed a full redemption request with respect to its investment in this investment fund and the investment represents the amount gated, suspended or placed in a special purpose vehicle. The Fund will receive its illiquid redemption proceeds following the sale of certain securities held by the Investment Fund and at the discretion of the Investment Fund. The value of the Fund’s investment will fluctuate, based on market conditions, until the Investment Fund completes the sale of these securities and distributes payments to the Fund which may, in certain circumstances, exceed 2 years.

4.	This investment is subject to a quarterly gate. The final redemption period is expected to be December 31, 2009.
Various data inputs are used in determining the fair value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1 — unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2 — inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market-corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3 — unobservable inputs (including the Adviser’s own judgments about assumptions that market participants would use in pricing the asset).
The market value of the Fund’s investments was determined based on the following inputs as of September 30, 2009:

Valuations Inputs	Investments in Investment Funds

Level 1 — Quoted Prices	$—
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	5,852,034

$5,852,034

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Fair value as of March 31, 2009	$22,801,541
Net purchases and proceeds from sales of investment funds	(11,954,073)
Transfers in/out of Level 3	—
Total realized gains (losses) included on the Statement of Operations	(6,547,831)
Net change in unrealized depreciation on the Statement of Operations[1]	1,552,397

$5,852,034

1.	The fiscal year change in unrealized depreciation for Investments in Investment Funds held at September 30, 2009 was ($3,521,003).
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
F1 | OFI TREMONT CORE STRATEGIES HEDGE FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited
September 30, 2009

Assets
Investments in investment funds, at fair value (cost $11,198,560)	$5,852,034
Cash and cash equivalents	9,688,954
Receivables and other assets:
Investment funds sold	6,996,062
Receivable from Adviser	271,380
Other assets	6,639

Total assets	22,815,069

Liabilities
Payables:
Management fee	279,321
Professional fees	62,284
Administration fee	6,410
Trustees’ fees and expenses	6,078
Miscellaneous fees	97,936

Total liabilities	452,029

Net Assets	$22,363,040

Composition of Net Assets
Par value of shares of beneficial interest ($0.001 par value, unlimited shares authorized)	$136
Additional paid-in capital	53,065,359
Accumulated net investment loss	(1,112,097)
Accumulated net realized loss on investment funds and securities	(24,243,832)
Net unrealized depreciation on investment funds	(5,346,526)

Net Assets	$22,363,040

Net Asset Value Per Share
(based on net assets of $22,363,040 and 135,934.542 shares of beneficial interest outstanding)	$164.51
See accompanying Notes to Financial Statements.
F2 | OFI TREMONT CORE STRATEGIES HEDGE FUND

STATEMENT OF OPERATIONS Unaudited
For the Six Months Ended September 30, 2009

Investment Income
Interest	$13,995

Expenses
Management fee	345,466
Professional fees	35,425
Administration fee	34,552
Valuation fees	15,951
Registration fees	12,585
Miscellaneous fees	5,748
Trustees’ fees and expenses	475
Total expenses	450,202
Less: Waiver of expenses by the Adviser	(271,380)

Net expenses	178,822

Net Investment Loss	(164,827)

Realized and Unrealized Gain/Loss
Net realized loss on investment funds and other investments	(6,547,831)
Net change in unrealized depreciation on investment funds and other investments	1,552,397

Net Decrease in Net Assets Resulting from Operations	$(5,160,261)

See accompanying Notes to Financial Statements.
F3 | OFI TREMONT CORE STRATEGIES HEDGE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	September 30, 2009	March 31,
	(Unaudited)	2009

Operations
Net investment loss	$(164,827)	$(2,024,894)
Net realized loss	(6,547,831)	(10,667,153)
Net change in unrealized depreciation	1,552,397	(17,345,234)
Net decrease in net assets resulting from operations	(5,160,261)	(30,037,281)

Dividends and/or Distributions to Shareholders
Tax return of capital distribution	(63,835,634)	—

Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions	—	(64,532,521)

Net Assets
Total decrease	(68,995,895)	(94,569,802)
Beginning of year	91,358,935	185,928,737

End of year (including accumulated net investment loss of ($1,112,097) and ($947,271) respectively)	$22,363,040	$91,358,935

See accompanying Notes to Financial Statements.
F4 | OFI TREMONT CORE STRATEGIES HEDGE FUND

STATEMENT OF CASH FLOWS Unaudited
For the Six Months Ended September 30, 2009

Cash Flows from Operating Activities
Net decrease in net assets resulting from operations	$(5,160,261)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Net realized loss on investment funds	6,547,831
Net change in unrealized depreciation on investments	(1,552,397)
Purchases of investment funds	(3,988,120)
Proceeds from sales of investment funds	49,994,728
Decrease in receivable from Adviser	96,491
Decrease in other assets	16,611
Decrease in management fee payable	(260,630)
Decrease in professional fees payable	(18,160)
Decrease in administration fee payable	(16,363)
Decrease in Trustees’ fees and expenses payable	(1,202)
Increase in miscellaneous fees payable	85,353

Net cash provided by operating activities	45,743,881

Cash Flows from Financing Activities
Cash distributions paid	(63,835,634)
Decrease in redemptions payable	(3,982,740)

Net cash used in financing activities	(67,818,374)
Net decrease in cash and cash equivalents	(22,074,493)
Cash and cash equivalents at beginning of year	31,763,447

Cash and cash equivalents at end of year	$9,688,954

Supplemental disclosure of cash flow information:
Decrease in receivable for investment funds sold	$(34,052,535)
See accompanying Notes to Financial Statements.
F5 | OFI TREMONT CORE STRATEGIES HEDGE FUND

FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	September 30, 2009				Year Ended March 31,
	(Unaudited)	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$672.08	$829.62	$965.60	$1,086.41	$1,008.24	$1,037.32

Income (loss) from investment operations:
Net investment loss[1]	(1.21)	(10.41)	(12.55)	(13.66)	(14.22)	(15.58)
Net realized and unrealized gain (loss)	(143.05)	(147.13)	44.90	124.45	115.14	52.77

Total income from investment operations	(144.26)	(157.54)	32.35	110.79	100.92	37.19

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	(61.61)	(152.20)	—	(13.05)
Distributions from net realized gain	—	—	(53.04)	(24.11)	(22.75)	(16.41)
Tax return of capital distribution	(363.31)	—	(53.68)	(55.29)	—	(36.81)

Total dividends and/or distributions to shareholders	(363.31)	—	(168.33)	(231.60)	(22.75)	(66.27)

Net asset value, end of period	$164.51	$672.08	$829.62	$965.60	$1,086.41	$1,008.24

Total Return, at Net Asset Value[2]	(21.47)%	(18.99)%	0.18%	8.54%	10.12%	3.27%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,363	$91,359	$185,929	$193,165	$208,577	$240,069

Ratios to average net assets:[3]
Net investment loss	(0.63)%	(1.35)%	(1.34)%	(1.28)%	(1.35)%	(1.45)%
Total expenses	1.71%	1.82%	1.80%	1.78%	1.82%	1.78%
Expenses, net of waiver of expenses by the Adviser	0.68%	1.46%	1.50%	1.48%	1.45%	1.48%

Portfolio turnover rate[4]	23%	29%	55%	12%	42%	48%

1.	Based on average shares outstanding during each period.

2.	Assumes an investment on the last valuation date prior to the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3.	Ratios do not reflect the Fund’s proportionate share of income and expenses of the Investment Funds.

4.	Represents the lesser of purchases or sales of investments in Investment Funds divided by the average fair value of investments in Investment Funds.
See accompanying Notes to Financial Statements.
F6 | OFI TREMONT CORE STRATEGIES HEDGE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited
1. Organization
OFI Tremont Core Strategies Hedge Fund (the “Fund”) is organized as a business trust in the Commonwealth of Massachusetts on May 24, 2002 and commenced operations on January 2, 2003 as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective was to seek to generate consistently absolute returns over various market cycles. The Fund had sought to achieve this objective by investing primarily in private investment partnerships and similar investment vehicles (“Investment Funds”) that were managed by a select group of alternative asset managers employing a wide range of specialized investment strategies.
     OppenheimerFunds, Inc. (the “Adviser”) serves as the Fund’s investment adviser subject to the ultimate supervision of and subject to any policies established by the Board of Trustees (the “Board”) of the Fund, pursuant to the terms of the investment advisory agreement with the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Adviser is responsible for developing, implementing and supervising the Fund’s investment program. The Adviser is authorized, subject to the approval of the Board, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing these services.
     Tremont Partners, Inc. (the “Sub-Adviser”), an affiliate of the Adviser, has been retained by the Adviser to serve as the Fund’s Sub-Adviser and is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of the Adviser.
     The Adviser is wholly-owned by Oppenheimer Acquisition Corp., a holding company ultimately controlled by Massachusetts Mutual Life Insurance Company. The Adviser and the Sub-Adviser are registered as investment advisers under the Investment Advisers Act of 1940, as amended.
     Effective as of the close of business of the New York Stock Exchange on February 13, 2009, all purchases and repurchases of Fund shares were suspended. Prior to that date, shares were offered and could be purchased on a monthly basis, or at such other times as may be determined by the Board based on the net asset value per share of the Fund. Shares were offered only to qualified investors that met all requirements to invest in the Fund. The Fund’s shares are not listed for trading on a securities exchange.
     The Board of Trustees of the Fund has adopted a plan to liquidate the Fund, by making a series of periodic distributions to shareholders who hold shares of the Fund as of March 31, 2009. These distributions, which began in May 2009, have been made based upon the Fund’s receipt of redemption proceeds of the underlying Investment Funds held by the Fund and primarily represent returns of capital. Due to restrictions on redemptions of the Investment Funds imposed by their Investment Fund Managers, the Fund may not receive and distribute all remaining redemption proceeds until mid-2010 or later. When the Fund’s assets (other than those needed to pay any remaining Fund expenses) have been distributed to its shareholders, the Fund will apply to de-register as an investment company and will be terminated as a Massachusetts trust.
2. Significant Accounting Policies
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles and require the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including the estimated fair value of investments. All values are represented in US dollars. Such policies are consistently followed by the Fund in preparation of its financial statements. The Adviser believes that the estimates utilized in preparing the Fund’s financial statements are reasonable and prudent; however, actual results could differ from these estimates.
     The financial statements are prepared in accordance with U.S. generally accepted accounting principles and on a going-concern basis (assuming the Fund will continue as a going concern for a reasonable period of time). Although the Fund intends to liquidate (as discussed in note 1), the timing of liquidation is uncertain and is currently expected to take more than a year.
F7 | OFI TREMONT CORE STRATEGIES HEDGE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
2. Significant Accounting Policies Continued
Portfolio Valuation. The net asset value of the Fund is computed, generally monthly, as of the close of business on the following days: (i) the last day of each fiscal year, (ii) the date preceding the date as of which any shares of the Fund are purchased, and (iii) any day as of which the Fund repurchases any shares. The Fund’s net asset value is the value of the Fund’s assets less its liabilities divided by the shares outstanding. The net asset value is computed in accordance with the pricing policies and procedures adopted by the Board.
     Net unrealized appreciation (depreciation) of investments in Investment Funds is recorded based on the Fund’s proportionate share of the aggregate amount of appreciation (depreciation) recorded by each Investment Fund. It includes the Fund’s share of interest and dividend income and realized and unrealized gains and losses on securities held by each Investment Fund, net of operating expenses and fees. The Fund recognizes realized gains and losses on the sale of investments in investment funds on an average cost basis.
     Each investment asset or liability of the Fund is classified by a level at measurement date based on the significance and source of the inputs to its valuation. The three levels of the fair value hierarchy are described within the Statement of Investments. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate.
     The Fund’s investments in Investment Funds are carried at fair value as generally determined by the Fund’s pro-rata interest in the net assets of each Investment Fund. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds, as described in each of their financial statements and offering memoranda. All valuations utilize financial information supplied by each Investment Fund and are net of management and performance incentive fees or allocations payable to the Investment Funds’ managers pursuant to the Investment Funds’ agreements. The Fund reviews the valuation methods, financial statements, and other information provided by the Investment Funds and considers other factors such as any rights or obligations of the Fund that arise from its investments in Investment Funds to determine whether valuation of its investment in each Investment Fund based on its pro-rata interest in the net assets is appropriate. These investments are typically initially valued based on the Fund’s pro-rata interest in the net assets of each Investment Fund, although adjustments may be made at the discretion of the Board or pursuant to procedures adopted by the Board. These investments are typically classified within Level 3. At September 30, 2009, investments in Investment Funds have been valued based on the estimated Net Asset Value provided by the Investment Fund Managers or at an estimated fair value as determined in good faith by the Board. Restrictions on redemptions have been imposed by most of the underlying Investment Funds and the market for these funds is currently considered inactive. If the Fund were to sell its interest in an Investment Fund to a third party in a private transaction the Fund may realize less than the recorded fair value and the difference could be substantial.
     Where no value is readily available from an Investment Fund or where a value supplied by an Investment Fund is deemed not to be indicative of its value, the Investment Fund will be valued at fair value as determined in good faith by the Board or in accordance with procedures adopted by the Board. In accordance with the Advisory Agreement, the Advisor values the Fund’s assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the values of the Fund’s investments may differ significantly from the values that would have been used had a ready market for the investments held by the Fund been available. Fair valued securities may be classified as “Level 3” if the Board or Advisor’s own assumptions about the inputs that market participants would use in valuing such securities are significant to the fair value.
     Cash and cash equivalents consist of monies invested in money market deposit accounts sponsored by Citibank, N.A. The Fund treats all demand deposits and fixed income securities with original maturities of three months or less as cash equivalents. Cash equivalents are valued at cost plus accrued interest which approximates fair value. These securities are typically designated as “Level 2.”
Income Recognition and Expenses. Interest income is recorded on the accrual basis. Income, expenses and realized and unrealized gains and losses are recorded monthly. The change in an Investment Fund’s fair value is included in net
F8 | OFI TREMONT CORE STRATEGIES HEDGE FUND

change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Realized gains and losses on withdrawals from Investment Funds are recognized on an average cost basis.
     The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund’s account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund’s net asset value; costs of insurance; registration expenses; expenses of meetings of the Board and shareholders; all costs with respect to communications to shareholders; and other types of expenses as may be approved from time to time by the Board. Ongoing offering costs are capitalized and amortized to expense over twelve months on a straight line basis.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
3. Management Fees
As compensation for services provided by the Adviser under the Advisory Agreement, the Fund pays the Adviser a monthly fee (the “Management Fee”) computed at an annual rate of 1.50% of the Fund’s net assets determined as of the last day of each month (before any repurchases of shares). As of April 1, 2009 the Fund’s Adviser began waiving a portion of its Management Fee under a voluntary undertaking to the Fund to limit these fees to an annual rate of 0.35% of the aggregate value of outstanding shares determined as of the last business day of the month (before any repurchases of shares). Effective September 1, 2009, this voluntary undertaking was changed to reduce management fees from 0.35% to 0.00%. These voluntary undertakings are applied after the contractual expense limitation described below, and may be amended or withdrawn at any time. For the six months ended September 30, 2009, the Management Fee incurred by the Fund was $345,466 and the Adviser had $215,097 in connection with its voluntary undertaking. Effective March 31, 2008, the Adviser has contractually undertaken to limit the Fund’s total expenses to not more than 1.50% of the average monthly net assets of the Fund. That undertaking remains in effect until March 31, 2010 unless terminated by the Fund’s Board, and may, at the Advisor’s discretion, be renewed on an annual basis. For the six months September 30, 2009, the Adviser waived management fees in the amount of $56,283 in connection with this contractual undertaking. The Adviser pays a monthly fee to the Sub-Adviser equal to 50% of the Management Fee earned by the Adviser pursuant to the Advisory Agreement. The fee is payable to the Sub-Adviser by the Adviser and not the Fund.
Administration Fees. Under the terms of an administration agreement (the “Administration Agreement”) with the Fund, the Adviser provides certain administrative services to the Fund, including, among others things, providing office space and other support services and personnel as necessary to provide such administration, accounting and shareholder services to the Fund. In consideration for these services, the Fund pays the Adviser a monthly fee (the “Administration Fee”) computed at an annual rate of 0.15% of the Fund’s net assets determined as of the last day of each month. For the six months ended September 30, 2009, the Administration Fee incurred by the Fund was $34,552. The Adviser has retained the Sub-Adviser to provide the administration services subject to the supervision of the Adviser. The Adviser pays a monthly fee to the Sub-Adviser equal to 100% of the Administration Fee earned by the Adviser pursuant to the Administration Agreement. This fee is payable to the Sub-Adviser by the Adviser and not the Fund.
F9 | OFI TREMONT CORE STRATEGIES HEDGE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
3. Management Fees Continued
OFI Shares. OFI owned 305.779 shares of the Fund, valued at $50,316 and $205,508, respectively, as of September 30, 2009 and March 31, 2009.
Distributor. Under the General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the distributor of the Fund’s shares. The Distributor is an affiliate of the Adviser and the Sub-Adviser.
Trustee’s Compensation. A majority of the Board is comprised of persons who are independent with respect to the Fund. Each Board member who is not an employee of the Adviser, or one of its affiliates, receives an annual retainer. Additionally, these Board members are reimbursed by the Fund for all reasonable out of pocket expenses. These fees and out of pocket expenses are paid by the funds that the Board members oversee, including the Fund. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended September 30, 2009, the Fund’s projected benefit obligations were increased by $421 and payments of $1,591 were made to retired trustees, resulting in an accumulated liability of $759 as of September 30, 2009. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enable trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the Plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other Assets” within the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Custodian Fees. Citibank, N.A. serves as custodian of the Fund’s assets and provides custodial services for the Fund.
4. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Six Months Ended September 30, 2009		Year Ended March 31, 2009
	Shares	Amount	Shares	Amount

Subscriptions	—	$—	30,228.742	$25,319,292
Redemptions	—	—	(118,408.147)	(89,851,813)

Net decrease	—	$—	(88,179.405)	$(64,532,521)

5. Investments in Investment Funds
At September 30, 2009, the Fund had investments in Investment Funds, none of which were related parties. The agreements related to investments in Investment Funds provide for compensation to the Investment Funds’ managers/ general partners in the form of management fees ranging from 1.0% to 3.0% annually of net assets and performance incentive fees / allocations ranging from 10% to 30% of net profits earned. The Investment Funds provide for periodic redemptions ranging from monthly to annually with lock up provisions of up to three years from initial investment and subject to certain other terms and conditions as set forth in the Investment Funds’ offering documents. Information
F10 | OFI TREMONT CORE STRATEGIES HEDGE FUND

related to each Investment Fund is included on the Statement of Investments. The ability to redeem is subject to the terms stated in the respective Investment Fund’s legal documents, including the ability to restrict redemptions in part or in full without the Fund’s consent. In current market conditions there is limited liquidity available and the stated Investment Fund’s liquidity should not be relied upon when assessing the liquidity of the Fund. Furthermore, in many cases, the total amount or a portion of the Fund’s investment in the Investment Funds are illiquid.
     For the six months ended September 30, 2009, the aggregate cost of purchases and proceeds from sales of Investment Funds and securities were $3,988,120 and $15,942,193 respectively.
     Of the Fund’s $6,996,062 of receivables from Investment Funds sold as disclosed on the Statement of Assets and Liabilities as of September 30, 2009, $1,604,934 is due from an Investment Fund that is in the process of fully liquidating and the Fund will receive its proceeds following that liquidation. The final proceeds amount to be received is contingent on the total liquidation proceeds of the Investment Fund and therefore is subject to market fluctuation. The final cash proceeds received from this Investment Fund may materially differ from the value as of September 30, 2009.
6. Financial Instruments with Off-Balance Sheet Risk
In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These activities may include, but are not limited to; short selling activities, writing option contracts and interest rate, credit default and total return equity swap contracts.
     The Fund’s risk of loss in these Investment Funds is limited to the value of these investments reported by the Fund.
7. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through November 24, 2009, the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
8. Pending Litigation.
During 2009, a number of lawsuits have been filed in federal courts against the Adviser, the Distributor, and certain funds in the Oppenheimer family of funds (the “Defendant Funds”) advised by the Adviser and distributed by the Distributor –excluding the Fund. The lawsuits naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. Additionally, a lawsuit has been brought in state court against the Adviser, the Distributor and another subsidiary of the Adviser (but not against the Fund), on behalf of the Oregon College Savings Plan Trust, and other lawsuits have been brought in state court against the Adviser and that subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. All of these lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed in 2008 and 2009 in state and federal courts, by investors who made investments through an affiliate of the Sub-Adviser, against the Sub-Adviser, its parent, the Adviser and certain of its affiliates. Those lawsuits relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff ”) and allege a variety of claims including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief, and
F11 | OFI TREMONT CORE STRATEGIES HEDGE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
8. Pending Litigation. Continued
an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Adviser believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the Trustees named in those suits. The Adviser believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it and that no estimate can be made with any degree of certainty as to the amount or range of any potential loss. The Adviser also believes that these suits should not impair the ability of the Adviser or the Distributor to perform their respective duties to the Fund.
9. Subsequent Events
Of the Fund’s receivable from Investment Fund Sold of $6,996,062 as disclosed on the Statement of Assets and Liabilities as of September 30, 2009, subsequent to September 30, 2009 and through November 24, 2009, the Fund received cash proceeds of $2,559,679.
     In an effort to continue the orderly liquidation of the Fund, The Sub-Adviser, as of September 30, 2009, conducted an auction of certain illiquid investments held by the Fund.
F12 | OFI TREMONT CORE STRATEGIES HEDGE FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory and sub-advisory agreements (the “Agreements”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager and Tremont Partners, Inc. (the “Sub-Adviser”) provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s and Sub-Adviser’s services, (ii) the investment performance of the Fund and the Manager and the Sub-Adviser, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager and Sub-Adviser from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s and Sub-Adviser’s key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager and the Sub-Adviser are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager and Sub-Adviser also provide the Fund with office space, facilities and equipment.
     The Board also considered the quality of the services provided and the quality of the Manager’s and Sub-Adviser’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s and the Sub-Adviser’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s and Sub-Adviser’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Scott Metchick, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s and Sub-Adviser’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.
7 | OFI TREMONT CORE STRATEGIES HEDGE FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other closed-end hedge fund of funds. The Board noted that the Fund’s two-year, three-year, four-year and five-year performance was below its peer group average.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and Sub-Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other closed-end hedge fund of funds with comparable asset levels and distribution features. The Board considered that the Manager has a contractual undertaking to limit the Fund’s total expenses, excluding Underlying Fund fees and expenses, to not more than an annual rate of 1.50% of average monthly net assets. The Board noted that the Manager has agreed to voluntarily limit advisory fees to an annual rate of 1.25% of the aggregate value of outstanding shared determined as of the last day of the month (before any repurchase of shares and after applying the total expense limitation). Effective April 1, 2009, this voluntary undertaking changed to reduce management fees from 1.25% to 0.35%. Effective September 1, 2009, this voluntary undertaking changed to reduced management fees from 0.35% to 0%. The Board noted that the Manager, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The Board noted that the Fund’s contractual and actual management fees and total expenses were higher than its peer group median.
     Economies of Scale. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the fee paid to the sub-adviser, the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund, whether those economies of scale benefit the Fund’s shareholders at the current level of Fund assets in relation to its management fee.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager and Sub-Adviser receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager and Sub-Adviser must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager and Sub-Adviser within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through September 30, 2010. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
8 | OFI TREMONT CORE STRATEGIES HEDGE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund invests primarily in investment partnerships and similar investment vehicles that are not voting securities. To the extent the Fund invests in voting securities, if any, it has adopted the Portfolio Proxy Voting Policies and Procedures of OppenheimerFunds, Inc. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.858.9826, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at http://www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
9 | OFI TREMONT CORE STRATEGIES HEDGE FUND

Item 2. Code of Ethics.
Not applicable to semiannual reports.
Item 3.  Audit Committee Financial Expert.
Not applicable to semiannual reports.
Item 4.  Principal Accountant Fees and Services.
Not applicable to semiannual reports.
Item 5.  Audit Committee of Listed Registrants
Not applicable.
Item 6.  Schedule of Investments.
a) Not applicable.

b) Not applicable.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10.  Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and

whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.
3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.
4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”
5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

Item 11.  Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 09/30/2009, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12.  Exhibits.
(a)  (1) Not applicable to semiannual reports.
  (2) Exhibits attached hereto.
  (3) Not applicable.
(b) Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
OFI Tremont Core Strategies Hedge Fund

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer

Date:	11/10/2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy
John V. Murphy
Principal Executive Officer

Date:	11/10/2009

By:	/s/ Brian W. Wixted

Brian W. Wixted
Principal Financial Officer

Date:	11/10/2009